UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Annapolis Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

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[ANNAPOLIS BANCORP LOGO APPEARS HERE]

1000 Bestgate Road, Suite 400

Annapolis, Maryland 21401

(410) 224-4455

April 8, 2003

Dear Stockholder:

You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Annapolis Bancorp, Inc. (the “Company”), the holding company for BankAnnapolis (the “Bank”), Annapolis, Maryland, which will be held on May 15, 2003, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis Bancorp, Inc., as well as a representative of Stegman & Company, the Company’s independent auditor, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

The Board of Directors of Annapolis Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each matter under consideration.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Company’s common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/    Richard M. Lerner

Richard M. Lerner

Chairman

Chief Executive Officer

ANNAPOLIS BANCORP, INC.

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis Bancorp, Inc. (the “Company”) will be held on May 15, 2003, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, for the following purposes:

(1)	To elect two directors; and

(2)	To ratify the selection of Stegman & Company as independent auditor for the fiscal year ending December 31, 2003; and

(3)	To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

Only those holders of record of Common Stock as of the close of business on March 21, 2003, (the “Record Date”) are entitled to notice of and to vote at the 2003 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend.

By Order of the Board of Directors

/s/    Rita D. Demma

Rita D. Demma

Secretary

Annapolis, Maryland

April 8, 2003

ANNAPOLIS BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 15, 2003

Solicitation and Voting of Proxies

This Proxy Statement is being mailed on or about April 8, 2003, to the stockholders of Annapolis Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 15, 2003, at 6:00 p.m., Eastern Daylight Savings Time, and at any adjournments or postponements thereof, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

The cost of solicitation of proxies on behalf of management will be borne by BankAnnapolis (the “Bank”). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the “Common Stock”) registered in their names on the stock transfer books of the Company at the close of business on March 21, 2003, the record date fixed by the Board of Directors. At March 21, 2003, the Company had outstanding 3,010,393 shares of Common Stock entitled to vote at the Annual Meeting.

As to the election of a director, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominee proposed by the Board of Directors, or to “WITHHOLD” authority to vote for the nominee being proposed. Under the Company’s Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

As to the ratification of Stegman & Company as independent auditor of the Company, by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. Under the Company’s Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked “ABSTAIN” as to that matter.

As to any other matters that may properly come before the Annual Meeting, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. Under the Company’s Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 21, 2003, by each of the Company’s and Bank’s directors, nominees and Named Executive Officers and by each person known by the Company to own beneficially more than 5% of the Company’s voting securities, and by the executive officers and directors of the Company as a group, including the number of shares beneficially owned by, and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended, that owns more than 5% of the Company’s Common Stock as of the Record Date.

Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percent of Class

Margaret Theiss Faison (2) 14904 Little Bennett Drive Clarksburg, MD 20871	13,999	0.46%

F. Carter Heim (4) 1842 Kimberwicke Place Annapolis, MD 21401	6,946	0.23%

Robert E. Kendrick, III (3) 4221 Scarlet Sage Court Ellicott City, MD 21042	12,666	0.42%

Stanley J. Klos Jr. (4) 76 Chautaugua Road Arnold, MD 21012	29,879	0.99%

Lawrence E. Lerner (4) 2711 Washington Avenue Chevy Chase, MD 20815	1,179,368	39.13%

Richard M. Lerner (4) 5447 Grove Ridge Way Rockville, MD 20852	157,330	5.22%

Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percent of Class

Lori J. Mueller (5) 3926 Callawasse Road Edgewater, MD 21037	9,065	0.30%

Lawrence W. Schwartz (4) 10854 Country Pond Lane Oakton, VA 22124	36,317	1.20%

Maria C. Scott 2011 Homewood Road Annapolis, MD 21402	1,000	0.03%

Ermis Sfakiyanudis (4) 2813 Durmont Court Annapolis, MD 21401	5,332	0.18%

Officers and directors as a group (28 persons) (6)	1,492,712	49.53%

(1)	Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of such security, or “investment power” which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal. Unless otherwise indicated by footnote, each individual has sole voting and dispositive powers to all shares indicated. Shares and options owned have been adjusted for the four-for-three stock split in the form of a stock dividend that occurred on August 24, 2001.
(2)	Includes options to purchase 11,333 shares of Company Common Stock which are currently exercisable at an average exercise price of $3.59 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(3)	Includes options to purchase 11,333 shares of Company Common Stock which are currently exercisable at an average exercise price of $3.56 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(4)	Includes options to purchase 2,666 shares each of Company Common Stock which are currently exercisable at an exercise price of $3.23 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(5)	Includes options to purchase 8,799 shares of Company Common Stock which are currently exercisable at an average exercise price of $4.51 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(6)	Includes options to purchase 64,292 shares of Company Common Stock which are currently exercisable by directors and officers at exercise prices ranging from $3.12 to $8.25 per share, and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven (7) directors. The Company’s Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The terms of two directors of the Company will expire at the time of the Annual Meeting. The positions of these two directors are to be filled at the Annual Meeting. Therefore, the two incumbent directors have been nominated to be elected to hold office until the 2006 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal. The incumbent nominees are Mr. F. Carter Heim and Dr. Maria C. Scott.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of the two nominees listed in the following table. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED IN THIS PROXY STATEMENT.

Information Concerning Nominees

The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting of Stockholders previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominees

Name of Directors	Age, Principal Occupation, Position with the Company and the Bank
F. Carter Heim

Mr. Heim, age 49, is a Certified Public Accountant who has been in practice since December 1975 and is past President of the Maryland Association of CPAs. Mr. Heim is also currently a member of the American Institute of CPAs and the Annapolis and Anne Arundel Chamber of Commerce. Mr. Heim is President of HeimLantz Business and Tax Services, Inc. Prior to establishing his own firm Mr. Heim was Executive Vice President of Hammond-Heim, Chartered. Mr. Heim has been a Director of the Company and Bank since 2000.

Maria C. Scott

Dr. Scott, age 41, an ophthalmic surgeon, is currently the Medical Director at Chesapeake Eye Care & Laser Center and TLC Laser Eye Centers in Annapolis. Dr. Scott has been affiliated with TLC since 1997. She is an attending physician at both Anne Arundel Medical Center and Washington Hospital Center. Dr. Scott belongs to the Anne Arundel Chamber of Commerce and the Anne Arundel County and Maryland Medical Societies. Dr. Scott has been a Director of the Company and the Bank since 2002.

Information Concerning Continuing Directors and Named Executive Officers

The following table sets forth information as of the Record Date concerning directors and Named Executive Officers of the Company and the Bank whose terms of office will continue after the 2003 Annual Meeting. As indicated, some directors will serve until the 2004 Annual Meeting, and other directors will serve until the 2005 Annual Meeting. Except as indicated, the directors have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Directors serving until 2004

Name of Directors	Age, Principal Occupation, Position with the Company and the Bank

Stanley J. Klos, Jr.

Mr. Klos, age 51, is an attorney who has practiced law in Anne Arundel and Prince George’s Counties since 1977. He is currently an attorney with the firm of O’Malley, Miles, Nylen & Gilmore, P.A. He is a member of the Maryland, District of Columbia, Anne Arundel County, and Prince George’s County Bar Associations. He has been a Director of the Company and the Bank since April 1997. Mr. Klos is active in community affairs and serves on the Boards of Directors of Leadership Anne Arundel, the 21st Century Education Foundation and the Anne Arundel County YMCA.

Name of Directors	Age, Principal Occupation, Position with the Company and the Bank

Richard M. Lerner

Mr. Lerner, age 43, has served as CEO of the Company since 1999 and became Chairman in 2001. He has also served as Chairman of the Bank since 1999. In 2002, Mr. Lerner was appointed President and CEO of the Bank, a position he held on an interim basis in 1999. From 1984 to 1999, Mr. Lerner was President of White Flint Builders, Inc., an upscale residential development and construction company located in Bethesda, Maryland. Mr. Lerner earned a Masters in Business Administration from the A. B. Freeman School of Business at Tulane University in 1983. He has been a Director of the Company and the Bank since their inception, and is the son of Lawrence E. Lerner, a Director of the Company and the Bank.

Directors serving until 2005

Name of Directors	Age, Principal Occupation, Position with the Company and the Bank

Lawrence E. Lerner

Mr. Lerner, age 70, has been active in real estate development in the Washington, D.C. metropolitan area for 30 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr. Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a Director of the Company and the Bank since their inception. Mr. Lerner is the father of Richard M. Lerner, a Director of the Company and the Bank.

Lawrence W. Schwartz

Mr. Schwartz, age 48, is a certified public accountant who has operated CPA firms since 1984 and currently is managing partner of Schwartz, Weissman & Co., P.C., an accounting and business consulting firm. Mr. Schwartz has served as an adjunct professor of accountancy at The George Washington University since 1997. Mr. Schwartz has been a Director of the Company since April 1997 and a Director of the Bank since its inception.

Ermis Sfakiyanudis

Mr. Sfakiyanudis, age 34, presently serves as President and Principal of Sigma Engineering, Inc. an Annapolis based civil engineering firm. Mr. Sfakiyanudis has been with Sigma since 1993. Mr. Sfakiyanudis is Chairman of the Board of Directors of the Anne Arundel Economic Development Corporation, and is also a member of numerous professional associations. Mr. Sfakiyanudis has been a Director of the Company and the Bank since 2000.

Named Executive Officers

Name of Executive Officers	Age, Principal Occupation, Position with the Company and the Bank

Margaret Theiss Faison

Ms. Faison, age 45, is Chief Financial Officer and Treasurer of the Company and Senior Vice President, Chief Financial Officer and Treasurer of the Bank. Prior to joining the Company in 1999, Ms. Faison was Senior Vice President and Chief Financial Officer of Sterling Bank & Trust Co. of Baltimore from 1997 until 1999. Ms. Faison was previously Vice President and Chief Financial Officer with Mellon Bank (MD).

Robert E. Kendrick, III

Mr. Kendrick, age 57, is Senior Vice President and Chief Credit and Business Development Officer of the Bank. Prior to joining the Bank in 1999, Mr. Kendrick held similar positions from 1967 through 1999 with Citizens National Bank of Laurel, Bank of Maryland, Sterling Bank & Trust Co. of Baltimore and NationsBank.

Lori J. Mueller	Ms. Mueller, age 40, is Senior Vice President, Customer Service and Marketing, of the Bank. Ms. Mueller joined the Bank in 1990 and has held various management positions since that time.

Committees

The Company and the Bank have standing joint Audit, Compensation, and Strategic Planning Committees. In addition, the Company has Executive and Nominating Committees, and the Bank has Budget & Finance and Executive/Loan Committees. The members of each of the named committees serve at the discretion of the Board of Directors.

The Audit Committee examines accounting processes, reviews financial disclosures and meets privately outside the presence of Company and Bank management with the independent accountants to discuss internal accounting control policies and procedures. The Committee reports on such meetings to the Boards of Directors. The Committee also considers and recommends the selection of independent accountants, reviews the performance of the independent accountants in the annual audit and in assignments unrelated to the audit, and reviews the fees of the independent accountants. The Audit Committee operates under a written charter adopted by the Boards of Directors. The Boards of Directors will reassess the adequacy of the Audit Committee charter following the final adoption of new corporate governance standards currently proposed by NASDAQ and the new rules regarding audit committee responsibility contemplated by the Sarbanes-Oxley Act of 2002.

Messrs. Schwartz (Chairman), Heim and Klos currently serve as members of the Audit Committee. Messrs. Schwartz, Heim and Klos are “independent directors” under the rules of the NASDAQ Stock Market governing the qualifications of members of the Audit Committee. None has ever been an employee of the Company or any subsidiary. The Audit Committee met fourteen (14) times during 2002. The Committee’s report appears on page 10.

The Compensation Committee consists of Messrs. Klos (Chairman) and Sfakiyanudis, and Dr. Scott, and reviews and determines salaries and other benefits for board members and executive and senior management persons of the Company and its subsidiaries. The Committee determines which employees shall be granted stock options, the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The Compensation Committee met five (5) times during 2002.

The Strategic Planning Committee consists of Messrs. Heim (Chairman), R. Lerner, Schwartz and Sfakiyanudis, and Dr. Scott. The Committee oversees the long-range strategic planning function of the Company and Bank. The Strategic Planning Committee met two (2) times during 2002.

The Executive Committee of the Company consists of Mr. R. Lerner (Chairman) and a panel of directors that rotates quarterly. The Committee may act in lieu or on behalf of the Board of Directors on matters of urgency between regularly scheduled meetings of the Board. The Executive Committee did not meet in 2002.

The full Board of Directors acts as the Nominating Committee of the Company, and nominates persons for election as directors of the Company and the Bank. The Nominating Committee will consider stockholder nominations submitted to it in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the Company has given at least forty (40) days prior notice of the meeting. Otherwise, such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The Nominating Committee met one (1) time during 2002.

The Executive/Loan Committee of the Bank consists of Mr. R. Lerner (Chairman) and a panel of directors that rotates quarterly. The Committee may act in lieu or on behalf of the Board of Directors on matters of urgency between regularly scheduled meetings of the Board. The Committee also considers all credit requests with total credit exposure in accordance with the authority delegated to the Committee by the Board of Directors. The Executive/Loan Committee met fourteen (14) times during 2002.

The Budget & Finance Committee of the Bank consists of Messrs. Sfakiyanudis (Chairman), Heim, Klos and R. Lerner. This Committee met two (2) times in 2002 to coordinate the preparation of the Bank’s annual operating plan.

Directors’ Compensation

The Board of Directors of the Company met twelve (12) times and the Board of Directors of the Bank held fourteen (14) meetings during 2002. All of the directors of the Company attended at least 75% of the total number of Company board meetings held. The Company pays no board or committee fees. Directors of the Bank received fees for each board and committee meeting attended in 2002 in the amount of $300 per Board of Directors meeting and $200 per committee meeting. Each director also received an annual retainer of $4,000. Mr. R. Lerner received no fees for attendance at board or committee meetings as he is a full time employee of the Bank.

Executive Compensation

The following table sets forth the compensation paid or allocated for services rendered to the Company or the Bank in all capacities during the years ended December 31, 2000, 2001 and 2002 to executive officers whose compensation exceeded $100,000 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Postion	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(3)	Restricted Stock Awards ($)(4)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)(5)

Richard M. Lerner (1) Chairman & CEO of the Company and Bank	2002 2001 2000	51,936 53,061 53,291	— — —	64 61 60	5,722 1,491 —	— — —	— — —	— — —

Mark H. Anders (2) Director of the Company & Bank President & CEO of the Bank	2002 2001 2000	104,742 170,227 139,265	— 12,750 27,000	2,850 4,327 5,583	— — —	— — —	— — —	3,764 5,682 1,703

Margaret Theiss Faison Senior Vice President—CFO of the Bank Treasurer of the Company & Bank	2002 2001 2000	107,147 115,161 92,473	8,625 8,625 15,000	594 180 94	— — —	— — —	— — —	4,877 3,680 476

Robert E. Kendrick, III Senior Vice President—Senior Credit Officer of the Bank	2002 2001 2000	106,759 112,235 92,473	9,625 8,625 15,000	1,443 774 696	— — —	— — —	— — —	3,935 3,023 588

(1)	Mr. Lerner became President and Chief Executive Officer of the Company as of April 30, 1999 and served as acting President and Chief Executive Officer of the Bank from May 7, 1999 until September 30, 1999. Mr. Lerner became Chairman of the Company on May 18, 2001, Chairman of the Bank on April 30, 1999, and President and CEO of the Bank on September 1, 2002.
(2)	Mr. Anders became President and Chief Executive Officer of the Bank on October 1, 1999. Mr. Anders’ employment was terminated on August 30, 2002.
(3)	Represents personal use of Bank automobile, imputed earnings on group term life insurance coverage in excess of $50,000 and the economic value of the split dollar benefit for the SERP. For 2000, 2001 and 2002 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual’s total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts in stock.
(4)	Represents imputed value of 666 shares of restricted stock.
(5)	Represents amounts contributed to the Named Executive Officer by the Bank’s 401(k) Plan.

Stock Option Plan

(Exercise prices and options granted have been adjusted to reflect four-for-three stock split in the form of a stock dividend paid on August 24, 2001)

The Company maintains two Employee Stock Option Plans. The first plan was approved by the Company’s stockholders on April 25, 1997 (the “1997 Option Plan”) and provides for discretionary awards of up to an aggregate of 100,000 options to purchase Company Common Stock to officers and key employees of the Company and Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The 1997 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). On October 1, 1999 the Company granted 20,000 options to Mr. Anders at an exercise price of $4.94. Those options vested immediately and expired on October 1, 2000. Also under the 1997 Option Plan, the Company granted 13,333 shares to Mr. Anders at an exercise price of $3.71. These options were subject to a five-year vesting period. Mr. Anders’ options were forfeited. Ms. Faison and Mr. Kendrick were both granted 13,333 options under the 1997 Option plan on October 21, 1999 and October 28, 1999, respectively, with exercise prices of $3.66 and $3.59. These shares are also subject to a five-year vesting period. As of December 31, 2002, the Company also had outstanding to other officers, options to purchase an aggregate of an additional 37,995 shares of Company Common Stock at exercise prices ranging from $3.12 to $8.25 per share under the 1997 Option Plan. These options are subject to vesting schedules and will become exercisable in five equal annual installments beginning one year from the date of grant. The second plan was approved by the Company’s stockholders on April 27, 2000 (the “2000 Option Plan”). The 2000 Option Plan reserves 266,666 shares of Common Stock for issuance upon the exercise of Options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to Award holders, those shares shall be available for the grant of additional awards. Under the 2000 Option Plan the Company granted 6,666 options to Mr. Lerner at an exercise price of $3.32 and 25,000 shares at an exercise price of $5.53. Mr. Anders was granted 33,333 options under the 2000 Plan at an exercise price of $3.52. Mr. Anders forfeited these options. Ms. Faison and Mr. Kendrick each were granted 13,333 options under the 2000 Option Plan at an exercise price of $3.52. As of December 31, 2002 the Company, under the 2000 Option Plan, had outstanding to its officers and directors options to purchase 97,989 shares of Company Common Stock at exercise prices ranging from $3.23 to $5.53 subject to a five-year vesting schedule. The Company also had outstanding 6,603 restricted share awards at a grant price of $3.23 per share. Such shares also vest over a five-year period.

Supplement Executive Retirement Plan

The Bank has adopted a non-tax qualified Supplemental Executive Retirement Plan (“SERP”) for the benefit of key executives of the Bank. The SERP consists of two components: (1) a defined contribution segment that is designed to provide annual retirement benefits for the participating executives and (2) life insurance benefits that are provided by insurance policies under which the Bank endorses 80% of the net-at-risk life insurance portion of the policies (total death benefit less cash value) on the life of the executives for payment to the designated beneficiary(ies) of the executives. The plan has a vesting schedule that creates a “golden handcuff” effect. The Bank’s obligations under the retirement benefit of this plan are unfunded; however, the Bank has purchased life insurance policies on the executives that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all the plan’s costs during the life of the executives and provide a complete recovery of all plan costs upon the executives’ death. The Bank has all the ownership rights in the cash values and death benefits of all the policies. The SERP has three participants, including Ms. Faison, Mr. Kendrick and Ms. Mueller. Cash values of the life insurance policies equaled $3,223,272 and contributions of $17,622 were accrued under the SERP for the 2002 fiscal year.

Other Compensation Plans

Executive officers participate in the Company’s health and welfare and qualified retirement plans on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans. In addition, all full-time employees are covered as a group for comprehensive hospitalization, including major medical, long-term disability and dismemberment insurance and term life insurance.

Stock Option Grants

As discussed above and as an inducement to attract and retain qualified managers and employees, the Company maintains the Option Plans. During 2002, 25,000 options were granted under the 2000 Stock Option Plan to the Named Directors and Executive Officers.

Stock Option Exercises and Holdings

There were no stock options exercised by the Named Executive Officers during 2002. The following table reflects the number of shares covered by all remaining unexercised stock options for Named Executive Officers as of December 31, 2002. Also reported are the values for “in-the-money” options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUE

	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
Name	Exercisable/Unexercisable	Exercisable/Unexercisable
Richard M. Lerner (2)	2,666/31,001	$6,052/$70,372
Margaret Theiss Faison (3)	11,333/12,000	$21,600/$23,200
Robert E. Kendrick, III (4)	11,333/12,000	$22,020/$23,480

(1)	Based on the market value of the underlying stock at fiscal year-end minus the exercise price. The closing price of the Common Stock on December 31, 2001 was $5.50 per share.
(2)	6,666 options, of which 1,333 are currently exercisable and have an exercise price of $3.23 per share. These options will expire on April 28, 2010. 25,000 options of which zero are currently exercisable and have an exercise price of $5.525 per share. These options will expire on December 31, 2012. 2,001 restricted shares of which zero are vested and have a grant price of $3.23 per share.
(3)	10,000 options that vest 20% per year, with 6,000 currently exercisable, at an exercise price of $3.66 per share. These options will expire on October 21, 2009, ten (10) years from the date of grant. Also 13,333 options that vest 20% per year, with 5,333 currently exercisable, at an exercise price of $3.52 per share. These options will expire on January 19, 2011, ten (10) years from the date of grant.
(4)	10,000 options that vest 20% per year, with 6,000 currently exercisable, at an exercise price of $3.59 per share. These options will expire on October 28, 2009, ten (10) years from the date of grant. Also 13,333 options that vest 20% per year, with 5,333 currently exercisable, at an exercise price of $3.52 per share. These options will expire on January 19, 2011, ten (10) years from the date of grant.

Certain Transactions with Directors and Management

The Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Commencing July 1, 2001, the Bank entered into a three year lease for the second floor space in the Bank’s headquarters building with Heim and Associates, P.A., Now Heinlantz Business and Tax Services, Inc., an accounting firms whose President F. Carter Heim is a Director of the Company and the Bank. The current lease rate of $169 thousand per annum is based on current market rates as determined by an independent commercial real estate services firm not affiliated with the Company or Bank. The lease has an initial term of 3 years expiring June 30, 2004 with 2 renewal options of 2 years each and one final option of 1 year.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and the independent auditors. In this process, the Committee met with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations and the overall quality of the Company’s financial reporting.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Committee has discussed with the independent auditors the auditors’ independence from the Company, the Bank and its management, including the matters in the written disclosures received from the auditors as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

Based on the Committee’s discussions with management, the representations of the independent auditors and the Committee’s review of the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee:

Lawrence W. Schwartz, Chairman

F. Carter Heim

Stanley J. Klos, Jr.

PROPOSAL 2. TO APPROVE THE SELECTION OF

INDEPENDENT AUDITOR FOR THE YEAR 2003

The Board of Directors of the Company anticipates the selection of Stegman & Company, certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2003. Stegman & Company has served as independent auditor for the Company and its subsidiary since April 2000. Stegman & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in or any connection with the Company or its subsidiary other than as independent public auditors. A representative of Stegman & Company will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

Audit Fees.    Stegman & Company billed a total of $32,196 for the audit of financial statements included in the annual report on Form 10-KSB for the year-ended December 31, 2002 and the review of quarterly reports on forms 10-QSB filed during the year.

Other Fees.    Stegman & Company billed or anticipates billing a total of $3,750 for other services for the year ended December 31, 2002.

Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT AUDITOR TO THE COMPANY FOR THE YEAR 2003.

ADDITIONAL INFORMATION

Stockholder Proposals—2003 Annual Meeting

Any proposal of a stockholder intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401 prior to November 15, 2003 to be eligible for inclusion in the proxy statement and form of proxy. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail-Return Receipt Requested. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

ANNUAL REPORTS

The Company’s 2002 Annual Report to Stockholders accompanies this Proxy Statement. Copies of the report may be obtained upon written request to the Secretary of the Company, 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401, and will be available at the Annual Meeting.

By Order of the Board of Directors

/s/     Rita D. Demma

RITA D. DEMMA

Secretary

Annapolis, Maryland

April 8, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE

REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE

ACCOMPANYING PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

☒    PLEASE MARK VOTES

        AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

The undersigned appoints the official proxy committee consisting of the following members of the Board of Directors of Annapolis Bancorp, Inc. (the “Company”), Messrs. Lawrence W. Schwartz, Stanley J. Klos, Jr. and Ermis Sfakiyanudis, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held May 15, 2003, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Building, 1000 Bestgate Road, Annapolis, Maryland 21401 and at any and all adjournments thereof, as follows:

PLEASE CHECK BOX IF YOU PLAN TO            è            ☐

ATTEND THE ANNUAL MEETING

REVOCABLE PROXY

ANNAPOLIS BANCORP, INC.

		For	With- hold	For All Except
1.	The election as directors of all nominees listed (except as marked to the contrary below);	☐	☐	☐

INSTRUCTION:    To withhold authority to vote for any individual nominee,

mark “For All Except” and write that nominee’s name in the space provided below.

2.	The ratification of Stegman & Company as the independent auditors of the Company for the year ending December 31, 2003.
	For	Against	Abstain
	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH

OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH

THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THIS

PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS

DIRECTORS UNDER PROPOSAL I, FOR PROPOSAL II, AND AT THE

PROXIES’ DISCRETION, UPON ANY OTHER MATTERS THAT MAY

PROPERLY COME BEFORE THE MEETING AND ANY

ADJOURNMENT(S) THEREOF.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 8, 2003.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

Please be sure to sign and date this Proxy in the box below.

                                                 Date _______________________

Stockholder sign above            Co-holder (if any) sign

Detach above card, sign, date and mail in postage paid envelope provided.

ANNAPOLIS BANCORP, INC.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY